UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 31, 2024
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The Board of Directors of Green Plains Inc. (the “Company”) approved the appointment of Phil Boggs to serve as Chief Financial Officer of the Company effective November 1, 2024, in connection with Jim Stark retiring from the Chief Financial Officer role with the Company on the same date, and transitioning duties to Mr. Boggs by the end of the year. Mr. Stark gave notice of his intent to resign on October 25, 2024 and the retirement of Mr. Stark as Chief Financial Officer of the Company was not due to any disagreement with the Company.

Mr. Boggs, age 49, has been with the Company since 2009 and previously served as Executive Vice President Investor Relations, Treasurer, Vice-President Finance and various other finance and treasury roles. Mr. Boggs has a master’s degree in business administration from the University of Nebraska at Omaha and a Bachelor of Arts degree in Business Administration with an emphasis in Finance and Management from Cedarville University.

Mr. Boggs has no family relationships with any current director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Boggs has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Boggs was not chosen to succeed Mr. Stark as the Company’s Chief Financial Officer pursuant to any arrangement or understanding with any other person.

Item 7.01. Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing this transition, which is included as Exhibit 99.1 and incorporate herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: October 31, 2024	By:	/s/ Michelle Mapes
Michelle Mapes
Chief Legal & Administration Officer and Corporate Secretary